Exhibit 99.1

Entellus Investor
Presentation
August 2017
entellus MEDICAL

Forward Looking Statements
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of words such as “expect,” “anticipate,” “could”, “may,” “intend,” “will,” “continue,” “outlook,” “guidance,” “future,” “look forward,” “next steps,” other words of similar meaning and the use of future dates. Forward-looking statements in this presentation include statements about our total addressable market, financial guidance and future financial performance, the effect of our acquisition of Spirox, Inc. on our business and operating results, product performance and benefits, ability to implement our business model and strategic plan, ability to integrate the Spirox operations and ability to manage and grow our business, ability to establish and maintain intellectual property protection for our products or avoid claims of infringement, ability to hire and retain key personnel, and expectations about market trends, along with third-party payor reimbursement and coverage decisions. These forward-looking statements are based on the current expectations of our management and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the dependence of our net sales on our XprESS family of products, future market acceptance and adoption of our products and adequate levels of coverage or reimbursement for procedures using our products; risks involved in our recent acquisition of Spirox, including the failure to achieve the revenues, cost savings, earnings, growth prospects and any or other synergies expected from the acquisition or delays in realization thereof; delays and challenges in integrating Spirox’s business and operations; operating costs and business disruption following the acquisition, including adverse effects on employee retention and on business relationships with third parties, including physicians, providers, distributors and vendors; and issues with customers securing reimbursement for nasal surgery procedures using Spirox’s LATERA device; our ability to successfully develop and commercialize new ENT products; competition; ability to expand, manage and maintain our direct sales organization and market and sell our products in the United States and internationally; risks and uncertainties involved in our international operations; the compliance of our products and activities with the laws and regulations of the countries in which they are marketed; failure or delay in obtaining FDA or other regulatory approvals or the effect of FDA or other regulatory actions; our ability to manage our anticipated growth; risk of product recalls, product liability claims and litigation and inadequate insurance coverage relating thereto; intellectual property disputes; loss of key suppliers; inadequate capital resources and inability to raise additional financing when needed and on favorable terms. Other factors that may cause actual results to differ materially from current expectations include, among other things, those described in the section entitled “Risk Factors” and elsewhere in greater detail in our Annual Report on Form 10-K for the year ended
December 31, 2016 filed with the Securities and Exchange Commission on February 22, 2017 and other filings with the SEC including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. We undertake no obligation to update or revise any forward-looking statements, even if subsequent events cause our views to change. This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although we believe that the publications and reports are reliable, we have not independently verified this statistical data.
© 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Note on Non-GAAP Financial Measures
To supplement its consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), Entellus uses certain non-GAAP financial measures, including adjusted EBITDA and adjusted gross margin. Entellus’s management team believes that the presentation of these measures provides useful information to investors and that these measures may assist investors in evaluating the company’s operations, period over period. EBITDA is calculated by adding back to net income charges for interest, income taxes and depreciation and amortization expenses. Adjusted EBITDA is calculated by adding back to EBITDA non-cash stock-based compensation, non-operating income and expense, non-cash contingent consideration adjustments associated with business combinations, non-cash inventory step-up amortization and special charges, including transaction and integration-related expenses. Entellus’s adjusted gross margin is calculated by excluding the impact of purchase accounting in connection with Entellus’s recent acquisition of Spirox, Inc. With respect to Entellus’s third quarter and full year 2017 financial guidance regarding non-GAAP adjusted EBITDA and non-GAAP adjusted gross margin in its press release, Entellus cannot provide a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort due to its inability to make accurate projections and estimates related to certain information needed to calculate some of the adjustments as described above. Reconciliations of historical non-GAAP financial measures used in this presentation to the most comparable GAAP measures can be found on Entellus’s website.
© 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Large, unpenetrated market and disease states treated by the same physicians
Transforming
Minimally invasive technologies for better the ENT outcomes
Market
Shifting ENT procedures to cost effective settings
© 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Multiple ENT Disorders – Common Symptoms
PROBLEM: 44M PATIENTS SYMPTOMS: 12M MD VISITS 5 CHRONIC SINUSITIS Cavities around nasal passages (sinuses) become inflamed and swollen for >12 weeks despite treatment attempts with medication EUSTACHIAN TUBE DYSFUNCTION Eustachian tube equalizes ear pressure and drains fluid from the middle ear When blocked – it causes pain, hearing difficulties and pressure in the ears © 2017 Entellus Medical. All rights reserved. NASAL AIRWAY OBSTRUCTION Obstructions block the nasal passages and prevent a normal, comfortable amount of air from passing through the nose and can have a significant impact on daily life
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Standard Of Care - Invasive, Complex & Costly

	CHRONIC SINUSITIS	EUSTACHIAN TUBE DYSFUNCTION	NASAL AIRWAY OBSTRUCTION
CURRENT **TREATMENT**	Pharmacological care with antibiotics Functional endoscopic sinus surgery (FESS)	Pharmacological care Myringotomy with tube placement No current long-term solution Only temporary relief	Surgical treatment options including: 1. Turbinate reduction 2. Septoplasty 3. Nasal valve repair

PATIENT IMPACT

Very costly condition, ~$8.6 billion of annual healthcare costs in the US[1]

Average of **22 work days lost** per year for afflicted adults[2]

[1]Ahattacharyya N. Incremental health care utilization and expenditures for chronic rhinosinusitis in the United States. Ann Otol Rhinol Laryngol. 2011; 120(7): 423 – 7.
[2]Rudmik L, et al. Productivity Costs Decrease After Endoscopic Sinus Surgery for Refractory Chronic Rhinosinusitis. Laryngoscope. 2016; 126: 570 – 574.

6

© 2017 Entellus Medical. All rights reserved.

entellus MEDICAL™

Large Under-Treated Patient Population
CHRONIC EUSTACHIAN TUBE NASAL SINUSITIS DYSFUNCTION AIRWAY
OBSTRUCTION
35M Patients 7.4M Patients 19.3M Patients
Medical Surgically Treat
Medical for Nasal Valve
Therapy Therapy
125K Compromise
30K 14.0M
Treated
Medical Surgically 20.5M Therapy
7.3M None 19.0M
None
Treated Surgically
550K
Untreated Untreated Untreated
The existing patient population is vastly unpenetrated due to undesirable treatment options
© 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

U.S. ENT Market Opportunity
Entellus minimally invasive technologies are uniquely positioned to enable a shift in procedures to more efficient care settings, creating greater opportunity for market expansion
$2.1B $1.0B
Growth Opportunity
700K
$1.1B
30K 125K NUMBER OF PATIENTS
0K Chronic Sinusitus
700K Eustachian Tube Dysfunction
550K
Nasal Valve Compromise
CURRENT FUTURE
© 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Chronic Sinusitis: Large Market Potential
U.S. Adult Statistics

•	Approximately 29 Million afflicted1
•	1.23M patients seen by ENTs annually
•	$8.6 Billion in healthcare costs
1	12% of US adults per 2013 U.S. census data

CURRENT SHIFT POTENTIAL
PATIENTS 550,000 700,000 TREATED
REVENUE $220M $1.06B
Mainly 66% Office
CARE SETTING
Hospital Based
© 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

ETD: Expansive Growth Opportunity
EUSTACHIAN TUBE DYSFUNCTION
U.S. Adult Statistics

•	Incidence in adults 1—5% 1,2
•	Symptoms: fullness, pressure or clogged feeling in ear; headaches
1	Di Martino et. al.
2	Browning et. al.

CURRENT SHIFT POTENTIAL
PATIENTS Minimal 125,000 TREATED
REVENUE Minimal $185M
Mainly 50% Office
CARE SETTING
Hospital Based
10 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Nasal Valve Compromise: Unpenetrated
3
1
2 Nostril inferior view
Primary contributors to nasal obstruction:
1. SEPTUM (500K patients/year) = 95%
2. TURBINATES (770K patients/year)
OF PATIENTS
3. LATERAL WALL (>30K patients/year)
> 70% of these patients would benefit from lateral wall interventions.1
1. Based on septoplasty/turbinate volumes and prevalence of Nasal Valve Collapse; historically under-treated because of lack of options (surgery or strip).
CURRENT SHIFT POTENTIAL
PATIENTS 30,000 700,000
TREATED
REVENUE Minimal $700M
Mainly 50% Office
CARE SETTING
Hospital Based
11 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Entellus – Improved Treatment Options
Providing less invasive technologies that offer better outcomes in more cost effective settings
CHRONIC SINUSITIS
EUSTACHIAN TUBE DYSFUNCTION
NASAL AIRWAY OBSTRUCTION
© 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

XprESS™ ENT Dilation System
Proven to enable comfortable treatment of patients in the Physician Office or the OR
Single integrated device for sinus and Eustachian tube dilation
Malleable, controllable tip can be customized to unique anatomy
Tip can be shaped to treat the the Eusthachian tube, and the frontal, sphenoid and maxillary sinuses, as appropriate
Excellent sinus clinical outcomes
? Proven to be safe, effective and a better alternative to FESS
? Significant, clinically meaningful and durable symptom relief
? High (97.5%) technical success rate
? Low (1.4%) rate of revision
? Quick recovery
Excellent Eustachian tube clinical outcomes
? Demonstrated superiority over medical treatment PRO LOPRO ULTRA
? Zero (0%) complications
© 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

XprESS Commercial Experience
XprESS ENT Dilation System has been used on more than 150,000 patients
3.6 days 2 days
Saved due to Saved from prescription faster recovery pain medicine exposure
PATIENT
20 minutes
Saved from General Anesthetic exposure
14 © 2017 Entellus Medical. All rights reserved.
Over $300 million in cost savings to the U.S. health care system
NICE estimates the National Health System in England may save approximately
£7.4 million per year by 2020
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LATERA™ System

Includes the Latera Absorbable Nasal Implant and the Implant Delivery Device

Implant Delivery Device

Single-use device including a 16-gauge delivery cannula



Latera Absorbable Nasal Implant

Absorbed in the body ~18 months



- Supports upper and lower lateral nasal cartilage
- Absorbable PLLA polymer with long history of use in various medical applications
- Distal forks designed for acute anchoring
- Atraumatic flexible end designed to reduce force on tissue

EASY TO USE
>98% implant success

SAFE
<0.3% infection

15

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entellus MEDICAL™

LATERA
Experience
500+ Clinicians Using LATERA
5,000+ Cases
Reported
10,000+ Implants Delivered
16 © 2017 Entellus Medical. All rights reserved.
93%
Satisfied with Appearance
86%
Satisfied with Breathing
entellus MEDICAL

Supporting Technologies

Suite of supporting technologies with smaller footprint, simplicity and wireless advantages


FOCESS™ HD
WIRELESS CAMERA
MINIFESS™ SURGICAL
INSTRUMENTS
FIAGON™ SINUS
NAVIGATION SYSTEM
MEDICAL SHAVER
SYSTEM
XEROGEL™ NASAL
DRESSIN
FOCESS™
SINUSCOPES
MINIFESS™ TURBINATE
FORCEPTS
GUIDEWIRE
CYCLONE™ SINONASAL
SUCTÁION/IRRIGATION
SYSTEM
REINFORCED
ANESTHESIA
NEEDLE
CART & MONITOR
MINIFESS™ SEEKERS
POINTER SHELL

17

© 2017 Entellus Medical. All rights reserved.

Shift to Cost Efficient Settings
$
PATIENTS PHYSICIANS PAYORS
Faster recovery Greater efficiency in office Favorable economics for the
Lower cost for patients setting healthcare system
High level of patient comfort Familiar design and ease-of- Decreased healthcare utilization, use for physicians migrating treatment of the same
? Smaller device enables easier symptomatic patient to the office sinus access and procedure can reduce costs by 45%
? Anesthesia approach allows for comfortable office procedures
18 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Clinically Proven
STUDY
OUTCOME
REMODEL Trial
XprESS products are the only devices proven to be as effective as FESS in a sufficiently powered prospective, multicenter, randomized, controlled trial
XprESS Eustachian Tube Dilation Study
Primary efficacy endpoint was met demonstrating superiority over medical treatment and zero complications
XprESS Pediatric Study
Balloon sinus dilation can safely and successfully be performed on pediatric patients (ages 2 to 21) with CRS
LATERA FIM Study
Demonstrated safety and effectiveness in subjects with nasal valve collapse as 12-months post procedure
19 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Global Market Development

INNOVATION AND PIPELINE	CLINICAL AND ECONOMIC EVIDENCE	STRENGTHENING COMMERCIAL TEAM	EDUCATION AND AWARENESS
Expand treatable patient population and market Continue shift to cost effective care setting	Robust clinical evidence Broad reimbursement coverage in all care settings	Strong commercial team and infrastructure Domain expertise with LATERA and XprESS	Patient and physician focused activities Proven clinical and economic value
>20 New products and indications launched over past 24 months **15** International countries	**9** Clinical studies demonstrating safety and efficacy **82%** Covered lives for BSD treatment of chronic sinusitis in the U.S.	**92** Full quota carrying reps[1] **15** Sales reps focused on LATERA[1]	**>400** Peer-to-peer center of excellence training events **25k** Monthly visits to SinusSsurgeryOptions.com

20

[1] As of June 30, 2017

© 2017 Entellus Medical. All rights reserved.

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Reimbursement Landscape
CHRONIC SINUSITIS
EUSTACHIAN TUBE DYSFUNCTION
NASAL AIRWAY OBSTRUCTION
Balloon Sinus Dilation
ETD
Lateral Wall Implant
COVERAGE
82% stand-alone coverage
Medicare Temporary C-code for
Cost included in OR facility
Medicare
Hospital Outpatient Prospective
payment rate for procedure
Majority of commercial payers
Payment System (HOPPS) or
ACS
CURRENT PROCEDURE LOCATION
Hospital
ASC
Physician Office
Hospital
ASC
Hospital
ASC
NEXT STEPS
Continued expansion of commercial payer coverage
Secure CPT codes in all sites of care for use by payers
Secure CPT codes in all sites of care for use by payers
21 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

International Opportunity
International revenue of $3.5 million in 2016
Established direct sales team in the UK
Indirect distribution efforts underway in over 15 countries in Europe and Canada
NICE issued positive guidance for use of the XprESS System in December 2016
CE Mark for Eustachian Tube Dysfunction in April 2017
International market opportunity for balloon based sinus surgery is largely undeveloped
US
EUROPE
ASIA + AUSTRALIA
550K FESS/YR
300K FESS/YR
450 FESS/YR
22 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Financial Performance
REVENUE (millions)
GROWTH 22 – 26%
$91.5—$94.5M
Approximately $62.9 $75.2M million in cash and investments1 $61.6M
$48.8M
Approximately $21.1 million in debt1 $32.5M
$17.6M
2012 2013 2014 2015 2016 2017E 2
GROSS MARGIN 73% 76% 78% 77% 75% 72—74%3
23 1 As of June 30, 2017 3 Anticipated gross margin for 2017 excludes impact of purchase accounting from the Spirox
2 Guidance for 2017 as of August 3, 2017 acquisition; non-GAAP financial measure
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2017 Outlook
Total revenue $91.5 – $94.5 million, growth of 22% – 26%1 Expect international sales to be in the mid-single digits as a percentage of total 2017 revenue Gross margin is expected to be in a range of 72% to 74%2 Sales force expansion
Adding 10-20 full quota-carrying reps in 2017
1 Guidance for 2017 as of August 3, 2017
24 2 Anticipated gross margin for 2017 excludes impact of purchase accounting from the Spirox acquisition; non-GAAP financial measure entellus MEDICAL

LARGE MARKET
Significant opportunities to shift patients from surgical and medical management options, $2.1 billion opportunity in the U.S.
CLINICAL EVIDENCE
Randomized trial shows Entellus balloon dilation is as effective as sinus surgery
BETTER OUTCOMES
Provides superior economic outcomes for patients, physicians and payors
GLOBAL OPPORTUNITY
Attractive OUS markets for growth and expansion
STRONG POSITION
Well capitalized, strong financial position, established performance and revenue growth
© 2017 Entellus Medical. All rights reserved.
Investment Highlights
25
entellus MEDICAL

Thank You
26 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Appendix
27 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

Treatment of Chronic Sinusitis Patients
Annual Patients to ENT in U.S. Entellus Market Opportunity in U.S.
~1.2M ~630K ~630K
1,200,000
600,000
85% Ideal for 160K
Symptoms Relieved BSD in Office (25%)
1,000,000 493K by Medical
(40%) Management (Rx)
Office Market
800,000 464K 400,000
(73%) 55% Ideal for 304K
188K BSD in Office
Fail Rx & Elect (48%)
600,000 (15%)
Not to have Surgery
400,000 200,000
552K 168K OR
(45%) Surgery Market
200,000 (27%)
(FESS) 168K (27%) 30% Ideal for Hybrid BSD in OR 0
0 Addressable Market for BSD
Chronic Sinusitis
in 2016
Patients
28 © 2017 Entellus Medical. All rights reserved.
All numbers are company estimates for 2016. Excludes Pediatric and Eustachian tube patients.
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Recent Product Launches

New products and expanded indications facilitate procedures in efficient care settings

Product	Features and Advantages	FullLaunch
Cyclone *Sinonasal Suction & Irrigation System*	Simultaneous suction and irrigation Easy to use, comfortable saline lavage	Q4 2016
HD Wireless Camera	High quality HD images to physicians No cords or additional light sources.	Q1 2017
Shaver System	Cutting-edge technology; high performance and reliability Compact size, easy to use	Q1 2017
XprESS ENT Dilation System	Cleared for balloon dilation of the Eustachian tubes in patients 18+.	Q2 2017
Reinforced Anesthesia Needle	Optimal control for consistency, and confidence in injections Delivering maximum patient comfort	Q2 2017

29
© 2017 Entellus Medical. All rights reserved.

Cost of Standalone Office Balloon Dilation vs. FESS
Office BSD is less costly than FESS – regardless of number of sinuses treated
Sinuses Dilated 2017 Medicare National Avg. Payment Rates
Office FESS in FESS in % FESS costs more Balloon Hospital ASC than dilation: Dilation Hospital & ASC
Maxillary+ Ethmoid $3,297 $5,749 $5,066 74% & 54% Maxillary+ Frontal+ Ethmoid $4,902 $6,527 $7,552 33% & 54% Max+Frontal+Sphen+Ethmoid $6,447 $6,948 $9,681 8% & 50%
National average payment rates include total reimbursement made to physicians and facilities for BSD or FESS procedure plus cost of post-FESS debridement or post-balloon sinus dilation nasal endoscopy. Ethmoidectomy is performed with all FESS procedures
30 © 2017 Entellus Medical. All rights reserved.
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New Medicare Eustachian Tube Payment
Change in payment for standalone ET balloon dilation in hospital and ASC
Medicare HOPD Medicare ASC Standalone ETD Standalone ETD
$4,131 $3,060
$177
Current 7/1/2017 $0
HOPD Current ASC 7/1/2017
Medicare facility payments for medically necessary and covered bilateral ET Balloon Dilation (C-9745)
Payments for physicians and anesthesiology remain unchanged
Does not reflect payment for post-op nasal endoscopy fee
31 © 2017 Entellus Medical. All rights reserved.
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BSD – Significant Advantages
Rhinosinusitis Symptom Inventory (RSI) Healthcare Use (Meta-analysis)
8.0
N = 167 N = 165 N = 172
7.0
Reduces or Improves:
p <0.0001 6.8
6.0
Sinusitis episodes
p <0.0001
Sinus infections 5.0 5.4
Antibiotic use p <0.0001
4.0 4.5
Physician visits
3.0
Homebound days
Daily activity impairment 2.0 2.3
Impairment while working 1.0 1.5 1.6
0.0
Acute Antibiotic Physician/nurse infections courses visits
12 Months before Tx 12 Months after Tx
32 © 2017 Entellus Medical. All rights reserved.
entellus MEDICAL

XprESS Pediatric Study Published Nov 2016
Prospective, Multicenter Evaluation of Balloon Sinus Dilation for
Treatment of Pediatric Chronic Rhinosinusitis
Zachary M. Soler, MD, MSc; Jeffrey S. Rosenbloom, MD; Michael Gutman, MD;
Mark J. Hoy, MD and Shaun A. Nguyen, MD
International Forum of Allergy & Rhinology. Nov, 2016.
[printed version]
Prospective, multicenter, single-arm study of balloon sinus dilation in 50 pediatric CRS patients (ages 2 to 21 years)
Follow-up conducted at one-, three- and six-months post procedure
33 © 2017 Entellus Medical. All rights reserved.
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XprESS Pediatric Clinical Study
Balloon sinus dilation can be safely and successfully performed on children with CRS
Mean Change from Baseline in SN-5
Overall and Subscale Scores
Prospective, multicenter, single-arm study of balloon sinus dilation in 50 pediatric CRS patients (ages 2 to 21 years) with 6-mo follow-up
Highlights
100% technical success (157/157 sinuses)
0 complications
92% of patients improved by the minimal clinically important difference of 1.0 or more on the overall SN-5 score at 6 months
0 Revisions
Soler ZM, et al. Int Forum Allergy Rhinol. 2016;DOI: 10.1002/alr.21889.
© 2017 Entellus Medical. All rights reserved.
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XprESS Eustachian Tube Dilation Study
Prospective, multicenter, randomized controlled trial
60 ETD patients randomized to balloon dilation or continued medical therapy
Primary endpoints
? Comparison between arms in the change from baseline to 6 weeks in mean overall ETDQ-7 score: Balloon dilation was superior to medical therapy (p<0.0001)
? Complication rate = 0%
Nearly 75% of patients were treated in the office under local anesthesia only
Long-term (12-month) follow-up is ongoing
35 © 2017 Entellus Medical. All rights reserved.
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REMODEL Study Published Jan 2016
REMODEL Larger Cohort With Long-term Outcomes and Meta-Analysis of Standalone Balloon Dilation Studies
Rakesh K. Chandra, MD; Robert C. Kern, MD; Jeffrey L. Cutler, MD; Kevin C. Welch, MD; Paul T. Russell, MD
The Laryngoscope. January, 2016. [printed version]
REMODEL randomized trial data on larger cohort of 135 patients with 1 to 2 years of follow-up
Meta-analysis of 7 standalone balloon dilation studies including 358 patients with follow-up from 6 months to 2 years
36 © 2017 Entellus Medical. All rights reserved.
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REMODEL
Randomized Trial of Office Balloon Sinus Dilation vs FESS: Both Primary Endpoints Acheived
SNOT-20 Symptom Score Avg. Debridements per Patient
3 1.2 1.0
Similar p < 0.0001
2 0.8
Symptom Debridement Rate Reduction 1 Superior to FESS
0.4 0.2 0 0
Pre-Tx 6M 12M 18M 24M
Category 1
Balloon dilation non-inferior to FESS, p <0.001
Recovery Time Number of Episodes
12Mo. Before & After Tx
6 5.0 6 5.1
4.5 p < 0.0001
3 Times p < 0.0001 Significant
4 4
Faster
1.7 Reduction of Recovery 2
2 Sinusitis Episodes
0.9 0.8
0
Days 0
Balloon FESS
37 © 2017 Entellus Medical. All rights reserved.
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REMODEL Trial – Additional Key Findings
XprESS products are the only devices proven to be as effective as FESS in a well-powered RCT
Bleeding After 18-Mo Duration (Days) of Discharge Revision Rate Prescription Pain Rx
100% 4 p = 0.009 9% p < 0.001 2.8 75% p = NS 6.9%
3
56%
6% 2 50%
32% 2.7%
1.0
3% 1 25%
0% 0% 0
Balloon FESS Balloon FESS Balloon FESS
38 © 2017 Entellus Medical. All rights reserved.
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Nasal Airway Obstruction
NASAL AIRWAY OBSTRUCTION
Primary contributors to nasal obstruction:
Nose provides >
1. SEPTUM (500K patients/year)
70% of airflow to = 95% of patients
lungs 2. TURBINATES (770K patients/year)
Improved nasal 3. LATERAL WALL (>30K patients/year) > 70% of these valve integrity is the patients would benefit from lateral wall interventions.1 greatest contributor to greater airflow 3 and breathing 1
2
1. Based on septoplasty/turbinate volumes and prevalence of Nasal Valve Collapse; historically under-treated because of lack of options (surgery or strip).
39 © 2017 Entellus Medical. All rights reserved.
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LATERA: Lateral Cartilage Support
Latera supports the upper and lower lateral cartilage by anchoring above the maxilla to provide cantilever support
40 © 2017 Entellus Medical. All rights reserved.
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LATERA: Technique Keys: Spirox 4 P’s
? PLAN: Vector from cephalic to the Alar Crease to above the Bone
? PIERCE: Caudal pierce in vestibular skin to Protect the Implant
? PLANE: Hug the cartilage to Glide the cannula forward
? PUSH: Push the Plunger to Place implant in plane with bone
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LATERA: Implant Absorption over 18-24 Months

Histologic findings from implants placed in the Nasal Dorsum (Ovine model), 6 weeks through 24 months[1]

IMPLANTATION

Implant integrity maintained while fibrous capsule forms


6 wk.
12 mo.

ENCAPSULATION

Tissue encapsulation promotes acute implant stability

Safety profile shows **minimal inflammatory response** and expected surrounding tissue reaction


6 wk.
12 mo.

REMODELING

Capsule and fibrotic tissue remains as implant degrades and is absorbed

Collagen construct replaces implant at 24 months


18 mo.
24 mo.

42

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[1]Histologic findings based on implants placed in ovine model (N=6 animals at 6wks, N=2@12mo, N=1@18mo, N=1@24mo)